                                                                     Exhibit 5.1
                         [KIRKLAND & ELLIS LETTERHEAD]

To Call Writer Direct:
     312 861-2200

                               November 9, 1998

To:  IMC Global Inc.
     2100 Sanders Road
     Northbrook, Illinois  60062

          Re:  IMC Global Inc.
               Registration Statement on Form S-3

          We are issuing this opinion in our capacity as special counsel to IMC Global Inc. (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), on a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission on or about November 9, 1998 (the "Registration Statement") of (i) unsecured debt securities, which may be either senior (the "Senior Debt Securities") or subordinated (the "Subordinated Debt Securities"), and which may be convertible into shares of common stock, par value $1.00 per share ("Common Stock") of the Company (the "Convertible Debt Securities," and, together with the Senior Debt Securities and the Subordinated Debt Securities, the "Debt Securities"), (ii) warrants to purchase Debt Securities (the "Debt Warrants"), (iii) shares of its series preferred stock (the "Series Preferred Stock"), which may be convertible into shares of Common Stock, (iv) shares of Common Stock, (v) warrants to purchase shares of Common Stock (the "Stock Warrants") and (vi) warrants to receive from the Company the cash value in U.S. dollars of the right to purchase ("Currency Call Warrants") or to sell ("Currency Put Warrants," and, together with the Currency Call Warrants, the "Currency Warrants") such foreign currency or currency units as shall be designated by the Company at the time of the offering. The Debt Securities, Debt Warrants, Series Preferred Stock, Common Stock, Stock Warrants and Currency Warrants (collectively, the "Securities") may be issued by the Company either together or separately in connection with an offering or offerings from time to time pursuant to the Registration Statement and will be offered on terms set forth in the Registration Statement and in the prospectus contained in the Registration Statement (the "Prospectus") and in amounts, at prices and on other terms to be determined by the Company at the time of offering and to be set forth in an amendment or amendments to the Registration Statement and the Prospectus and in one or more supplements to the Prospectus (each, a "Prospectus Supplement").

          The Debt Securities specified as Senior Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture, dated August 1, 1998 (such Indenture, as amended or supplemented from time to time, the "Senior Indenture"), between the Company

IMC Global Inc.
November 9, 1998
Page 2


and The Bank of New York, as Trustee. The Debt Securities specified as Subordinated Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture the form of which is filed as an exhibit to the Registration Statement (such Indenture, as amended or supplemented from time to time, the "Subordinated Indenture"). The Subordinated Indenture will be executed by the Company and a trustee to be named and qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), prior to the offering of any Subordinated Debt Securities. The executed Subordinated Indenture will be filed prior to the issuance of such Subordinated Debt Securities in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company. Each series of Debt Warrants will be issued under a warrant agreement (each, a "Debt Warrant Agreement"), to be filed prior to the issuance of such Debt Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Debt Warrants of such series. Each series of Stock Warrants will be issued under a warrant agreement (each, a "Stock Warrant Agreement"), to be filed prior to the issuance of such Stock Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Stock Warrants of such series. Each series of Currency Warrants will be issued under a warrant agreement (each, a "Currency Warrant Agreement"), to be filed prior to the issuance of such Currency Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be entered by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Currency Warrants of such series.

          The Registration Statement provides that the Company may sell the Securities registered thereby (i) through underwriters or dealers, (ii) directly to one or more other purchasers, (iii) through agents or (iv) to both investors and/or dealers through a specific bidding or auction process or otherwise. The applicable Prospectus Supplement with respect to the Securities offered will set forth the terms of the offering of such Securities, including the name or names of any underwriters, dealers or agents, the purchase price of such Securities and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers, and any bidding or auction process. If underwriters are used in an offering of Securities registered by the Registration

IMC Global Inc.
November 9, 1998
Page 3

Statement, the Registration Statement anticipates that the Company will sell such Securities pursuant to the terms of an underwriting agreement to be executed between the Company and underwriters that will be identified in the applicable Prospectus Supplement. We have for purposes of this letter reviewed the preliminary form of the underwriting agreement initially filed as an exhibit to the Registration Statement and we have assumed for purposes of this letter that the terms of the Underwriting Agreement will fall within the scope of the authorization adopted by the Company's Board of Directors and will receive the approvals required by that Board authorization. The term "Underwriting Agreement" is used in this letter to mean an underwriting agreement in the form in which it will be actually executed by the Company and the underwriters with respect to a particular underwritten offering of Securities registered by the Registration Statement. We have also assumed for purposes of this letter that the terms of any other agreement providing for the sale of Securities registered by the Registration Statement (other than by means of an underwritten offering), including a distribution agreement to be filed prior to a particular offering of Securities registered by the Registration Statement in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and an appropriate party or parties that will be identified in the applicable Prospectus Supplement, will fall within the scope of the authorization adopted by the Company's Board of Directors and will receive the approvals required by that Board authorization. The term "Other Agreement" is used in this letter to mean an agreement providing for the sale of Securities registered by the Registration Statement (other than by means of an underwritten offering) in the form in which it will be actually executed by the Company and the appropriate party or parties with respect to a particular offering or offerings of Securities registered by the Registration Statement. The term "Agreement" is used in this letter to mean either an Underwriting Agreement or an Other Agreement. The terms "Registered Senior Debt Securities," "Registered Subordinated Debt Securities," "Registered Debt Warrants," "Registered Series Preferred Stock," "Registered Common Stock," "Registered Stock Warrants" and "Registered Currency Warrants" are used in this letter to mean, respectively, the Senior Debt Securities, the Subordinated Debt Securities, the Debt Warrants, the Series Preferred Stock, the Common Stock, the Stock Warrants and the Currency Warrants that are registered under the Registration Statement as initially filed and are sold by the Company under an Agreement.

          For purposes of this letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purpose of this opinion, including (i) the corporate and organizational documents of the Company, (ii) minutes and records of the

IMC Global Inc.
November 9, 1998
Page 4

corporate proceedings of the Company with respect to the issuance of the Securities and (iii) the Registration Statement and the exhibits thereto.

          For purposes of this letter, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies and the authenticity of the originals submitted to us as copies. We have also assumed the genuineness of the signatures of persons signing all documents in connection with which this opinion is rendered, the authority of such persons signing on behalf of the parties thereto other than the Company, and the due authorization, execution and delivery of all documents by the parties thereto other than the Company. As to any facts material to the opinions expressed herein which we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Company and others.

          Subject to the assumptions, qualifications and limitations identified in this letter, we advise you that in our opinion:

     (1) Registered Senior Debt Securities of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms, when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken by the Company to authorize
(a) the form, terms, execution and delivery of any necessary supplemental indenture or amendment to the Senior Indenture (and such supplemental indenture or amendment shall have been duly executed and delivered by the Company and the trustee thereunder) and (b) the form and terms of such series of Registered Senior Debt Securities, (iii) such series of Registered Senior Debt Securities shall have been issued in the form and containing the terms described in the Registration Statement, any applicable Prospectus Supplements, the Senior Indenture and such corporate action, (iv) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Senior Debt Securities shall have been filed (or transmitted for filing) with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (v) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and
(vi) Registered Senior Debt Securities of such series shall have been duly executed and authenticated as provided in the Senior Indenture and duly delivered to the purchasers

IMC Global Inc.
November 9, 1998
Page 5

thereof against payment of the agreed consideration therefor in accordance with the applicable Agreement.

     (2) Registered Subordinated Debt Securities of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms, when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken by the Company to authorize
(a) the form, terms, execution and delivery of the Subordinated Indenture and any necessary supplemental indenture or amendment to the Subordinated Indenture (and the Subordinated Indenture and any such supplemental indenture or amendment shall have been duly executed and delivered by the Company and the trustee thereunder) and (b) the form and terms of such series of Registered Subordinated Debt Securities, (iii) the trustee under the Subordinated Indenture shall have been qualified under the Trust Indenture Act, (iv) such series of Registered Subordinated Debt Securities shall have been issued in the form and containing the terms described in the Registration Statement, any applicable Prospectus Supplements, the Subordinated Indenture and such corporate action, (v) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Subordinated Debt Securities shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including the executed Subordinated Indenture, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (vi) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (vii) Registered Subordinated Debt Securities of such series shall have been duly executed and authenticated as provided in the Senior Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable Agreement.

     (3) Registered Debt Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Debt Warrant Agreement for such series of Registered Debt Warrants, including a form of certificate evidencing such series of Registered Debt Warrants (and such Debt Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (iii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Debt Warrants shall have been

IMC Global Inc.
November 9, 1998
Page 6

filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Debt Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (v) Registered Debt Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Debt Warrant Agreement, the applicable Agreement and such corporate action.

     (4) Shares of each series of Registered Series Preferred Stock will be validly issued, fully paid and nonassessable when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken to authorize the issuance of such series of Registered Series Preferred Stock, to fix the terms thereof and to authorize the execution and filing of a Certificate of Designations relating thereto with the Secretary of State of the State of Delaware, (iii) such Certificate of Designations shall have been executed by duly authorized officers of the Company and so filed by the Company, all in accordance with the laws of the State of Delaware and any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (iv) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Series Preferred Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Certificate of Designations, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (v) Registered Series Preferred Stock of such series with terms so fixed shall have been duly issued and delivered by the Company against payment therefor in accordance with such corporate action and the applicable Agreement and (vi) certificates representing shares of such series of Registered Series Preferred Stock shall have been duly executed by the duly authorized officers of the Company in accordance with applicable law.

     (5) Shares of Registered Common Stock will be validly issued, fully paid and nonassessable when, as and if (i) the Registration Statement shall have become effective

IMC Global Inc.
November 9, 1998
Page 7

pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken to authorize the issuance and sale of such Registered Common Stock, (iii) a Prospectus Supplement or Prospectus Supplements with respect to the shares of Registered Common Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (v) appropriate certificates representing the shares of Registered Common Stock are duly executed, countersigned by the Company's transfer agent/registrar, registered and delivered against payment of the agreed consideration therefor in accordance with the applicable Agreement.

     (6) Registered Stock Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Stock Warrant Agreement for such series of Registered Stock Warrants, including a form of certificate evidencing such series of Registered Stock Warrants (and such Stock Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (iii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Stock Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Stock Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (v) Registered Stock Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Stock Warrant Agreement, the applicable Agreement and such corporate action.

IMC Global Inc.
November 9, 1998
Page 8

     (7) Registered Currency Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Act, (ii) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Currency Warrant Agreement for such series of Registered Currency Warrants, including a form of certificate evidencing such series of Registered Currency Warrants (and such Currency Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (iii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Currency Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Currency Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (v) Registered Currency Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Currency Warrant Agreement, the applicable Agreement and such corporate action.

          Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York and the General Corporation Law of the State of Delaware (under which the Company is incorporated).

          Our opinions expressed above are subject to the qualifications that we express no opinion as to the applicability of, compliance with, or effect of (i) any bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar law or judicially developed doctrine in this area (such as substantive consolidation or equitable subordination) affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing, (iv) public policy considerations which may limit the rights of parties to obtain certain remedies, (v) any requirement that a claim with respect to any security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law, (vi) governmental

IMC Global Inc.
November 9, 1998
Page 9

authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit and (vii) any laws except the laws of the State of New York and the General Corporation Law of the State of Delaware. We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern.

          For purposes of rendering our opinions expressed above, we have assumed that (i) the Registration Statement remains effective during the offer and sale of the particular Securities, (ii) the terms of the (a) the Senior Indenture, as amended, (b) the Subordinated Indenture, as executed or as thereafter amended, (c) any supplemental indenture to the Senior Indenture or the Subordinated Indenture, (d) any Debt Warrant Agreement, (e) any Certificate of Designations, (f) any Stock Warrant Agreement or (g) any Currency Warrant Agreement, each as applicable to the particular Securities, are consistent with the description of the terms of such indenture, agreement or certificate set forth in the Registration Statement and in the Prospectus, (iii) at the time of the issuance, sale and delivery of each such Security (x) the authorization of such Security by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and (y) the issuance, sale and delivery of such Security, the terms of such Security, the terms of any Agreement, any supplemental indenture to the Senior Indenture or the Subordinated Indenture, any Debt Warrant Agreement, any Certificate of Designations, any Stock Warrant Agreement or any Currency Warrant Agreement applicable to such Security and compliance by the Company with the terms of such Security and the terms of any such agreement or indenture will not violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) any revisions to the form of Subordinated Indenture filed as an exhibit to the Registration Statement prior to the execution thereof, and any amendments or supplemental indentures to the Senior Indenture or the Subordinated Indenture (as executed), will not require requalification of such indenture under the Trust Indenture Act.

          We do not find it necessary for the purposes of this opinion, and accordingly we do not purport to cover herein, the application of the securities or "Blue Sky" laws of the various states to the issuance of the Securities.

          This opinion is limited to the specific issues addressed herein, and no opinion may be inferred or implied beyond that expressly stated herein. We assume no obligation to revise or supplement this opinion should the present laws of the State of New York or the

IMC Global Inc.
November 9, 1998
Page 10

General Corporation Law of the State of Delaware be changed by legislative action, judicial decision or otherwise.

          This opinion is furnished to you in connection with the filing of the Registration Statement and is not to be used, circulated, quoted or otherwise relied upon for any other purposes.

          We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement. We also consent to the reference to our firm under the heading "Legal Opinion" in the Prospectus. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act of the rules and regulations of the Commission.

                              Very Truly Yours,

                              /s/ Kirkland & Ellis

                              Kirkland & Ellis